COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
17.COMMITMENTS AND CONTINGENCIES

Nordic Harrier

In October 2010, Nordic Harrier was redelivered, from a long-term bareboat charter agreement, to the Company and went directly into drydock. The drydock period lasted until the end of April 2011. The vessel had not been technically operated according to sound maintenance practices by Gulf Navigation Company LLC, and the vessel's condition on redelivery to us was far below the contractual obligation of the charterer. All expenses related to the drydock period were paid in 2011. We have sought compensation for these expenses, but have not been able to reach an agreement with Gulf Navigation Company LLC. Arbitration procedures have commenced and are expected to be heard in 2013.

Legal Proceedings and Claims

The Company may become a party to various legal proceedings generally incidental to its business and is subject to a variety of environmental and pollution control laws and regulations. As is the case with other companies in similar industries, the Company faces exposure from actual or potential claims and legal proceedings. Although the ultimate disposition of legal proceedings cannot be predicted with certainty, it is the opinion of the Company's management that the outcome of any claim which might be pending or threatened, either individually or on a combined basis, will not have a materially adverse effect on the financial position of the Company, but could materially affect the Company's results of operations in a given year.

No claims have been filed against the Company for the fiscal years 2012,  2011 or 2010, and the Company has not been a party to any legal proceedings for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, except for information set forth above and disclosed in Note 9.